Exhibit 10.3

EXECUTION COPY

STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT

by and among

DUANE READE HOLDINGS, INC.

and

DUANE READE SHAREHOLDERS, LLC
AND THE MANAGEMENT STOCKHOLDERS
LISTED HEREIN

Dated:  July 30, 2004

Table of Contents

ARTICLE I DEFINITIONS
1.1	Definitions.
1.2	Usage Generally.

ARTICLE II TRANSFERS
2.1	General Restrictions.
2.2	Permitted Transfers.
2.3	Drag-Along Right.
2.4	Tag-Along Right.
2.5	Conditions to Transfers.
2.6	Apportionment.

ARTICLE III OTHER RIGHTS
3.1	Initial Public Offering.
3.2	Registration Rights.
3.3	Holdback Agreements.
3.4	Dividends.

ARTICLE IV AFTER-ACQUIRED SECURITIES; AGREEMENT TO BE BOUND
4.1	After-Acquired Securities.
4.2	Agreement to be Bound.

ARTICLE V CORPORATE GOVERNANCE
5.1	General.
5.2	Stockholder Actions.
5.3	Election of Directors; Number and Composition.
5.4	Removal and Replacement of Directors.
5.5	Reimbursement of Expenses.

ARTICLE VI STOCK CERTIFICATE LEGEND

ARTICLE VII MISCELLANEOUS
7.1	Notices.
7.2	Entire Agreement.
7.3	Amendment.
7.4	No Waivers.
7.5	Applicable Law.
7.6	SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; SELECTION OF FORUM.
7.7	Further Assurances.
7.8	Assignment of Contracts and Rights.

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7.9	No Third-Party Rights.
7.10	Successors and Assigns.
7.11	Severability.
7.12	Remedies Not Exclusive.
7.13	Representation by Counsel.
7.14	Counterparts.
7.15	Table of Contents and Headings.
7.16	Rules of Construction.
7.17	Term of Agreement.
7.18	Survival of Certain Provisions.
7.19	Fees.
7.20	Management Stockholder Representation

EXHIBITS

A	Form of Joinder to the Stockholders and Registration Rights Agreement

SCHEDULES

1	Management Members
2	Optionholders
3	Phantom Stockholders

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STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT

STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 30, 2004, by and among Duane Reade Holdings, Inc. (formerly known as Rex Corner Holdings, Inc.), a Delaware corporation (the “Company”), Duane Reade Shareholders, LLC (formerly known as Rex Corner Holdings, LLC), a Delaware limited liability company (“Parent”), and certain members of the management of Duane Reade Inc., a wholly-owned Subsidiary of the Company, listed on Schedule 1 hereto (as such Schedule may be updated from time to time, the “Management Members”).

WHEREAS, immediately following the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of December 22, 2003, by and among Duane Reade Acquisition Corp. (formerly known as Rex Corner Acquisition Corp.), Parent and Duane Reade Inc., as amended by Amendment No. 1 on June 10, 2004, Amendment No. 2 on June 13, 2004 and Amendment No. 3 on June 18, 2004 (as amended, the “Merger Agreement”), Parent will beneficially own shares of Common Stock (as hereinafter defined);

WHEREAS, immediately following consummation of the transactions contemplated by the Merger Agreement, the Management Members identified on Schedule  2 hereto will be granted options to purchase Common Stock (“Options”) pursuant to the Duane Reade Holdings, Inc. 2004 Management Stock Option Plan (the “Option Plan”);

WHEREAS, immediately following consummation of the transactions contemplated by the Merger Agreement, the Management Members identified on Schedule 3 hereto (the “Phantom Stockholders”) will be awarded shares of phantom stock (the “Phantom Stock”) pursuant to the Duane Reade Inc. Phantom Stock Plan (the “Phantom Stock Plan”); and

WHEREAS, the parties hereto wish to restrict the transfer of the Shares (as hereinafter defined) and to provide for, among other things, tag-along, drag-along, registration rights and corporate governance rights and obligations and certain other rights under certain conditions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1                                 Definitions.  As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under direct or indirect common control with, such Person.  For the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

“Agreement” has the meaning set forth in the Preamble.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

“Chairman” means Anthony J. Cuti.

“Chairman Employment Agreement” means the Amended and Restated Employment Agreement, dated as of March 16, 2004, by and among Duane Reade Acquisition Corp., the Company, Parent and the Chairman.

“Chairman Transfer Amount” means, in connection with a Parent Tag-Along Sale and as of the date thereof, a number of shares of Common Stock equal to the sum of (a) (i) if in connection with such Parent Tag-Along Sale the Chairman is Transferring less than all of his Class B Units, zero or (ii) if as of such date the Chairman has previously Transferred all of his Class B Units or would do so in connection with such Parent Tag-Along Sale, the excess, if any, of (A) the product of the Chairman Transfer Percentage multiplied by the number of Parent Transfer Units, over (B) the product of (x) the quotient obtained by dividing the number of Class B Units to be Transferred by the Chairman in connection with such Parent Tag-Along Sale by the number of Units outstanding multiplied by (y) the number of Shares held by Parent; plus (b) the number of shares of Common Stock equal to the product of the Percentage Interest of the Chairman (the numerator of such Percentage Interest to be calculated only as to the Chairman’s shares of Common Stock and not Options) multiplied by the number of shares of Common Stock proposed to be Transferred by the Parent Stockholders pursuant to such Tag-Along Sale (or the Parent Transfer Units in the case of a Parent Tag-Along Sale).

“Chairman Transfer Percentage” shall mean, as of any date of determination, a fraction equal to the sum of (a) the quotient obtained by dividing (A) the number of Vested Option Shares owned by the Chairman by (B) the total number of issued and outstanding Shares; plus (b) the product of (i) the quotient obtained by dividing (A) the aggregate number of Class B Units by (B) the aggregate number of Units issued and outstanding, multiplied by (ii) the quotient obtained by dividing (A) the number of Shares owned by Parent by (B) the aggregate number of issued and outstanding Shares.

“Charity” means any Person organized and operated for a charitable purpose.

“Charter Documents” means the Certificate of Incorporation and the By-laws of the Company.

“Chosen Court” has the meaning set forth in Section 7.6.

“Class A Units” has the meaning set forth in the LLC Agreement.

“Class B Units” has the meaning set forth in the LLC Agreement.

“Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Common Stock” means the Common Stock, par value $0.01 per share, of the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

“Common Stock Equivalents” means any convertible securities, warrants, Options, Phantom Stock or other similar rights which by their terms are convertible into or exercisable, exchangeable or settle for Equity Securities of the Company.

“Company” has the meaning set forth in the Preamble.

“Demand Registration” has the meaning set forth in Section 3.1(a).

“Drag-Along Notice” has the meaning set forth in Section 2.3(a).

“Drag-Along Sale” has the meaning set forth in Section 2.3(a).

“Duane Reade” shall have the meaning set forth in the LLC Agreement.

“Equity Securities” has the meaning ascribed to such term in Rule 405 promulgated under the Securities Act as in effect on the date hereof, and in any event includes any common stock, any limited partnership interest, any limited liability company interest and any other interest or security having the attendant right to vote for directors or similar representatives.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Independent Director” means an individual who (a) is not a current or former employee, officer or consultant of (i) the Company, (ii) any Stockholder or (iii) any Affiliate of the Company or any Stockholder; (b) is not a Stockholder; (c) is not a family member or Affiliate of any Person described in clause (a) or (b) above; and (d) has no material business relationship with the Company.

“Initial Public Offering” means an underwritten Public Sale of Equity Securities of an IPO Entity pursuant to an effective registration statement under the Securities Act that (a) results in the listing for trading on an internationally recognized securities exchange or inter-dealer quotation system and (b) involves (alone or in combination with any prior such offerings) either (i) a Public Sale of at least twenty percent (20%) of such Equity Securities or (ii) an offering of Equity Securities which generates gross proceeds of at least $100 million.

“IPO Effectiveness Date” means the date upon which the Initial Public Offering is closed.

“IPO Entity” shall mean any of Parent, the Company, any Subsidiary of the Company, including Duane Reade, or any of their respective successors.

“LLC Agreement” means the Amended and Restated Limited Liability Company Operating Agreement of Parent, dated as of the date hereof, by and among Oak Hill Capital Partners, L.P., Oak Hill Capital Management Partners, L.P., OHCP DR Co-Investors, LLC and the Chairman.

“Management Director” has the meaning set forth in Section 5.3(c).

“Management Members” has the meaning set forth in the Preamble.

“Management Stockholders” means the Management Members and any Permitted Transferee thereof to whom Shares are Transferred in accordance with Section 2.2 of this Agreement, and the term “Management Stockholder” shall mean any such Person.

“Member” has the meaning set forth in the LLC Agreement.

“Merger Agreement” has the meaning set forth in the Recitals.

“Old Equity” has the meaning set forth in Section 7.20.

“Option Plan” has the meaning set forth in the Recitals.

“Options” has the meaning set forth in the Recitals.

“Parent” has the meaning set forth in the Preamble.

“Parent Director(s)” has the meaning set forth in Section 5.3(b).

“Parent Drag-Along Notice” means a Drag-Along Notice (as defined in the LLC Agreement) delivered pursuant to Section 9.3 of the LLC Agreement.

“Parent Drag-Along Sale” means a Drag-Along Sale (as defined in the LLC Agreement) pursuant to Section 9.3 of the LLC Agreement.

“Parent Stockholders” means Parent and, subject to the proviso set forth in Section 2.5(b), any Permitted Transferee thereof to whom Shares are Transferred in accordance with Section 2.2 of this Agreement, and the term “Parent Stockholder” shall mean any such Person.

“Parent Tag-Along Notice” means a Tag-Along Notice (as defined in the LLC Agreement) delivered pursuant to Section 9.4 of the LLC Agreement.

“Parent Tag-Along Sale” means a Tag-Along Sale (as defined in the LLC Agreement) pursuant to Section 9.4 of the LLC Agreement.

“Parent Transfer Percentage Interest” means, as of any date of determination, (a) in connection with a Drag-Along Sale other than a Parent Drag-Along Sale, the quotient obtained by dividing the number of Shares proposed to be Transferred by the Parent Stockholders by the number of Shares held by the Parent Stockholders immediately prior to such Drag-Along Sale or (b) in the case of a Parent Drag-Along Sale, the product obtained by multiplying (i) the quotient obtained by dividing (A) the number of Units to be Transferred by the Class A Members pursuant to such Parent Drag-Along Sale by (B) the number of Units held by the Class A Members immediately prior to such Parent Drag-Along Sale, by (ii) the number of Shares held by the Parent Stockholders.

“Parent Transfer Units” means in connection with a Parent Tag-Along Sale and as of the date thereof, the product of (a) the number of Class A Units proposed to be Transferred in connection with such Parent Tag-Along Sale divided by the number of Units issued and outstanding multiplied by (b) the number of Shares owned by the Parent.

“Percentage Interest” means, as of any date of determination, with respect to any Stockholder, the percentage determined by dividing (a) the number of Shares held by such Stockholder by (b) the total number of Shares issued and outstanding.

“Permitted Transfer” has the meaning set forth in Section 2.2.

“Permitted Transferee” has the meaning set forth in Section 2.2.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Phantom Stock” has the meaning set forth in the Recitals.

“Phantom Stock Plan” has the meaning set forth in the Recitals.

“Phantom Stockholders” has the meaning set forth in the Recitals.

“Piggyback Notice” has the meaning set forth in Section 3.1(b).

“Preemptive Rights Agreement” has the meaning set forth in the LLC Agreement.

“Public Sale” means any sale of Equity Securities to the public (a) pursuant to an offering registered under the Securities Act or (b) through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any similar provision then in effect) adopted under the Securities Act, other than Rule 144(k) or any similar provision then in effect.

“Securities Act” means the United States Securities Act of 1933 and the rules and regulations of the Commission promulgated thereunder.

“Shares” means, as of any date of determination, all shares of Common Stock, all Common Stock Equivalents and all Equity Securities of the Company issued and outstanding.  For purposes of determining the number of Shares issued and outstanding at any time, all outstanding Common Stock Equivalents shall be deemed converted, exercised or exchanged as applicable and the shares of Common Stock issuable upon such conversion, exercise or exchange shall be deemed issued and outstanding, whether or not such conversion, exercise or exchange has actually been effected; provided, however, that as to any options, such number shall be determined solely based on Vested Option Shares.

“Stock Option Agreement” has the meaning set forth in the Option Plan.

“Stockholders” means (a) the Parent Stockholders, the Management Stockholders and any Transferee thereof who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 2.5 and (b) any Person who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 4.2, and the term “Stockholder” shall mean any such Person.

“Stockholders Meeting” has the meaning set forth in Section 5.1.

“Subsidiary” means, with respect to any Person, any entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, collectively or individually, by such Person or by one or more Subsidiaries of such Person, and (b) if a partnership, association, limited liability company or other entity, (i) the general partner or similar managing entity and (ii) a majority of the partnership, membership or other similar ownership interest thereof is at the time of determination beneficially owned or controlled, directly or indirectly, collectively or individually, by such Person or by one or more Subsidiaries of such Person.  For purposes of this Agreement, the Company and its Subsidiaries shall be deemed to own a majority ownership interest in a partnership, association, limited liability company or other entity if the Company and its Subsidiaries shall control the general partner or managing member or managing director of such entity.

“Tag-Along Exercise Notice” has the meaning set forth in Section 2.4(a).

“Tag-Along Notice” has the meaning set forth in Section 2.4(a).

“Tag-Along Right” has the meaning set forth in Section 2.4(a).

“Tag-Along Sale” has the meaning set forth in Section 2.4(a).

“Third Party Purchaser” has the meaning set forth in Section 2.3(a).

“Transfer” means any direct or indirect transfer, sale, assignment, pledge, lease, hypothecation, mortgage, gift or creation of security interest, lien or trust (voting or otherwise) or other encumbrance or other disposition of any Shares.  “Transferor” and “Transferee” have correlative meanings.

“Units” has the meaning set forth in the LLC Agreement.

“Valid Business Reason” has the meaning set forth in Section 3.1(a)(i).

“Vested Option Shares” has the meaning set forth in the LLC Agreement.

1.2                                 Usage Generally.  The definitions in this Article I shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.  All Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein and, unless otherwise defined therein, all terms used in any Schedule shall have the meaning ascribed to such term in this Agreement.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

ARTICLE II

TRANSFERS

2.1                                 General Restrictions.  Except as otherwise permitted in this Article II, no Management Stockholder shall Transfer all or any portion of his or her Shares,  or rights to income or other attributes with respect to his or her Shares, it being understood that any such Transfer or issuance not in accordance with this Section 2.1 or the remainder of this Article II will be deemed to constitute a Transfer by such Management Stockholder in violation of this Agreement, shall be void ab initio and shall not be recognized by the Company.  Any Transfer of Shares by the Parent Stockholders shall be subject to Sections 2.3, 2.4 (each, if applicable in connection with such Transfer) and 2.5.

2.2                                 Permitted Transfers.  The provisions of Section 2.1 shall not apply to the following Transfers of Shares by a Management Stockholder (each, a “Permitted Transfer” and the Transferee pursuant to each such Permitted Transfer, a “Permitted Transferee”):

(a)                                  with respect to each Management Stockholder, any Transfer to:

(i)                                     such Management Stockholder’s parents, spouse, descendants (whether natural, step or adopted) or other family members;

(ii)                                  following the death of a Management Stockholder, one or more Charities designated by such Management Stockholder in his or her will;

(iii)                               subject to the prior written consent of the board of directors of Duane Reade (which consent shall not be unreasonably withheld), except as permitted by clauses (i) and (ii), upon such Management Stockholder’s death, his or her heirs, executors or administrators;

(iv)                              a trust or family limited partnership formed exclusively for the benefit of any of the Persons described in clauses (i) and/or, upon such Management Stockholder’s death, (ii) or (iii) above;

(v)                                 in connection with a Drag-Along Sale or a Tag-Along Sale, to a Third-Party Purchaser;

(vi)                              subject to Section 3.2 (Holdback Agreements), in connection with the Initial Public Offering or any subsequent Public Sale; or

(vii)                           pursuant to the prior written consent of a majority of the board of directors of Duane Reade (excluding, if applicable, the Management Stockholder); and

(b)                                 with respect to the Parent Stockholders, subject, to the extent applicable, to the provisions of Sections 2.3 and 2.4, any Transfer.

2.3                                 Drag-Along Right.

(a)                                  If, at any time prior to an Initial Public Offering, (i) a Parent Drag-Along Notice is delivered or (ii) the Parent Stockholders desire to Transfer Shares (each, a “Drag-Along Sale”), that, as to clause (ii) only and together with any Shares previously Transferred, represent fifty percent (50%) or more of the aggregate number of Shares owned by the Parent Stockholders to one or more third parties (each, a “Third-Party Purchaser”), then the Parent Stockholders shall have the right to require the Management Stockholders (A) other than in respect of the Phantom Stockholders (solely in their capacity as such), if such Transfer is structured as a sale of capital stock of the Company, to Transfer, or cause to be Transferred, to the Third-Party Purchaser the number of shares of Common Stock determined in accordance with Section 2.6(a), (B) if such Transfer is structured as a merger, consolidation, sale of all or substantially all of the assets of the Company or other transaction requiring the consent or approval of the Stockholders, to vote all of the Shares held by the Management Stockholders in favor thereof, and otherwise to consent to and raise no objection to such transaction, and the Management Stockholders shall waive any dissenters’ rights, appraisal rights or similar rights which the Management Stockholders may have in connection therewith, (C) other than in respect of the Phantom Stockholders (solely in their capacity as such), if such Transfer is in connection with a Parent Drag-Along Sale, to Transfer, or cause to be Transferred, in connection with the Drag-Along Sale, the number of shares of Common Stock determined in accordance with Section 2.6(a) and (D) as to the Phantom Stockholders (solely in their capacity as such), to Transfer, or cause to be Transferred, to the Third-Party Purchaser the number of shares of Common Stock to be issued to settle a Phantom Stock award immediately prior to and as a result of such Drag-Along Sale computed in accordance with Section 6(a) of the Phantom Stock Plan.  The rights of the Parent Stockholders under this Section 2.3 shall be exercisable by written notice (a “Drag-Along Notice”) delivered by the Parent Stockholders to the Management Stockholders, which shall state (1) that a Parent Drag-Along Notice has been delivered or that the Parent Stockholders propose to effect a Drag-Along Sale, (2) the number of Shares and the Percentage Interest of the Parent Stockholders (or the Parent Transfer Percentage Interest) proposed to be Transferred, (3) the proposed purchase price to be paid by the Third-Party Purchaser for the Shares to be Transferred and (4) the other principal terms of the Drag-Along Sale.  The Management Stockholders agree, upon receipt of a Drag-Along Notice, (x) to be bound by the same terms, provisions and conditions in respect of the Drag-Along Sale as are applicable to the Parent Stockholders (or, if applicable, the Members) and (y) to be obligated to sell the number of shares of Common Stock as determined in accordance with this Section 2.3(a) and to take all reasonably necessary actions to cause the consummation of the proposed transaction, including voting (pursuant to clause (B) of the first sentence above) in favor of such transaction.

(b)                                 In connection with any proposed Drag-Along Sale:

(i)                                     prior to the consummation of any such proposed Drag-Along Sale, the Management Stockholders shall execute any purchase or sale agreement and any other certificate, instrument and agreement reasonably requested by the Parent Stockholders or the Third-Party Purchaser to consummate the proposed Drag-Along Sale, containing terms no less favorable to the Management Stockholders than those executed by the Parent Stockholders (or the Members) with respect to the Shares (or the Units) proposed to be Transferred by the Parent Stockholders (or the Members) in connection with such Drag-Along Sale.  For the avoidance of doubt, the Management Stockholders shall be required (A) to bear, to the extent not borne by the Company, their pro rata share (based upon the percentage of the total consideration to which each such Person is entitled in respect of the Drag-Along Sale) of any indemnities, escrows, holdbacks or adjustments in purchase price established pursuant to the agreement evidencing such Transfer and (B) to make such representations, warranties and covenants and enter into such agreements customarily made or entered into in similar transactions;

(ii)                                  the Parent Stockholders and each Management Stockholder shall bear their respective pro rata share (based upon the percentage of the total consideration to which each such Person is entitled in respect of the Drag-Along Sale) of the costs incurred in connection with such Drag-Along Sale to the extent such costs are incurred for the benefit of the Parent Stockholders (or the Members) and the Management Stockholders and are not otherwise paid by the Company or the Third-Party Purchaser, with the understanding that the Company shall pay such costs unless prohibited from doing so by the terms of the transaction; provided, however, that costs incurred by each Member, Parent Stockholders and Management Stockholder, as applicable, on their own behalf shall not be considered to be costs of the transaction hereunder;

(iii)                               at the closing of any Drag-Along Sale, the Management Stockholders shall deliver to the Parent Stockholders or the Third-Party Purchaser such instruments of Transfer as shall be requested by the Parent Stockholders or the Third-Party Purchaser with respect to the Shares of the Management Stockholders to be Transferred, against receipt of the purchase price therefor, including certificates representing the Shares of the Management Stockholders to be Transferred, which shall be duly endorsed for Transfer with all applicable stock transfer tax stamps attached, paid or otherwise provided for by the Management Stockholders;

(iv)                              the consideration payable in respect of each share of Common Stock in connection with any Drag-Along Sale shall equal the consideration payable in respect of each share of Common Stock Transferred by the Parent Stockholders or, if in connection with a Parent Drag-Along Sale, the consideration payable in respect of each Class A Unit Transferred; and

(v)                                 there shall be no liability on the part of any Member, the Parent Stockholders or the Company to the Management Stockholders if any Drag-Along Sale is not consummated for whatever reason.  For the avoidance of doubt, the determination of whether to effect a Drag-Along Sale shall be in the sole and absolute discretion of the Parent Stockholders (or the applicable Members).

2.4                                 Tag-Along Right.

(a)                                  If, at any time prior to an Initial Public Offering, (i) a Parent Tag-Along Notice is delivered or (ii) in connection with a Transfer by the Parent Stockholders to a Third-Party Purchaser of Shares that, as to this clause (ii) only and together with Shares previously Transferred, represent five percent (5%) or more of the Shares held by the Parent as of the date hereof (each, a “Tag-Along Sale”), the Management Stockholders shall have the right (but not the obligation) (such right, the “Tag-Along Right”) to require the Parent Stockholders (or the Members) to cause the Third-Party Purchaser to purchase (A) if the Tag-Along Sale is not effected pursuant to a Parent Tag-Along Sale, as to each Management Stockholder other than the Phantom Stockholders (solely in their capacity as such), a number of shares of Common Stock determined in accordance with Section 2.6(b), (B) if the Tag-Along Sale is effected pursuant to a Parent Tag-Along Sale, (x) as to each Management Stockholder other than the Chairman and the Phantom Stockholders (solely in their capacity as such), the number of shares of Common Stock determined in accordance with Section 2.6(b) and (y) as to the Chairman, the Chairman Transfer Amount, and (C) as to the Phantom Stockholders (solely in their capacity as such), the number of shares of Common Stock to be issued to settle a Phantom Stock award immediately prior to and as a result of such Tag-Along Sale computed in accordance with Section 6(b) of the Phantom Stock Plan.  Prior to completing a Tag-Along Sale, the Parent Stockholders shall provide no less than fifteen (15) calendar days’ (and shall use commercially reasonable efforts to provide thirty (30) calendar days’) prior written notice to the Management Stockholders (the “Tag-Along Notice”) setting forth (1) the number of Shares of the Parent Stockholders (or the Parent Transfer Units) proposed to be Transferred, (2) the proposed purchase price to be paid by the Third Party Purchaser for the Shares to be Transferred and (3) the other principal terms of the Tag-Along Sale.  No later than fourteen (14) calendar days after delivery of the Tag-Along Notice, each Management Stockholder may exercise the Tag-Along Right by delivering to the Parent Stockholders written notice of his or her irrevocable agreement to participate in the proposed Transfer on the terms and conditions provided for in this Section 2.4 (the “Tag-Along Exercise Notice”).  If applicable, the number of Shares proposed to be Transferred to the Third-Party Purchaser by the Parent Stockholders shall be reduced by the number of Shares to be Transferred by the Management Stockholders.  The failure of any of the Management Stockholders to deliver the Tag-Along Exercise Notice within the period described above shall be deemed to be a waiver by such Management Stockholder of such Tag-Along Right under this Section 2.4.

(b)                                 In the event that any of the Management Stockholders deliver the Tag-Along Exercise Notice to the Parent Stockholders:

(i)                                     prior to the closing of any such proposed Tag-Along Sale, such Management Stockholders shall execute any purchase or sale agreement and any other certificate, instrument or agreement reasonably requested by the Parent Stockholders or the Third-Party Purchaser to consummate the proposed Tag-Along Sale, containing terms no less favorable to such Management Stockholders than those executed by the Parent Stockholders (or the Members) with respect to the Shares (or Units) proposed to be Transferred in connection with such Tag-Along Sale.  For the avoidance of doubt, such Management Stockholders shall be required (A) to bear, to the extent not borne by the Company, their pro rata share (based upon the percentage of the total consideration to which each such Person is entitled in respect of the Tag-Along Sale) of any indemnities, escrows, holdbacks or adjustments in purchase price established pursuant to the agreement evidencing such Transfer and (B) to make such representations, warranties and covenants and enter into such agreements customarily made or entered into in similar transactions;

(ii)                                  the Parent Stockholder and each such Management Stockholder shall bear their respective pro rata share (based upon the percentage of the total consideration to which each such Person is entitled in respect of the Tag-Along Sale) of the costs incurred in connection with such Tag-Along Sale to the extent such costs are incurred for the benefit of the Parent Stockholders (or the Members) and such Management Stockholders and are not otherwise paid by the Company or the Third-Party Purchaser, with the understanding that the Company shall pay such costs unless prohibited from doing so by the terms of the transaction; provided, however, that costs incurred by each Member, Parent Stockholder and each such Management Stockholder, as applicable, on their own behalf shall not be considered to be costs of the transaction hereunder;

(iii)                               at the closing of any such proposed Tag-Along Sale, such Management Stockholders shall deliver to the Parent Stockholders or the Third-Party Purchaser such instruments of Transfer as shall be requested by the Parent Stockholders or the Third-Party Purchaser with respect to the Shares of such Management Stockholders to be Transferred, against receipt of the purchase price therefor, including certificates representing the Shares of such Management Stockholders to be Transferred, which shall be duly endorsed for Transfer with all applicable stock transfer tax stamps attached, paid or otherwise provided for by such Management Stockholders;

(iv)                              the consideration payable in respect of each share of Common Stock in connection with any Tag-Along Sale shall equal the consideration payable in respect of each share of Common Stock Transferred by the Parent Stockholders or, if in connection with a Parent Tag-Along Sale, the consideration in respect of each Class A Unit Transferred; and

(v)                                 there shall be no liability on the part of any Member, the Parent Stockholders or the Company to the Management Stockholders if the Tag-Along Sale is not consummated for whatever reason.  For the avoidance of doubt, the determination of whether to effect a Tag-Along Sale shall be in the sole and absolute discretion of the Parent Stockholders (or the applicable Members).

2.5                                 Conditions to Transfers.  In addition to all other terms and conditions contained in this Agreement, no Transfers to which the provisions of Section 2.2 would apply (other than any Transfer pursuant to Section 2.3 or 2.4) shall be complete or effective for any purpose unless prior thereto:

(a)                                  the Transferor shall have provided to the Company (i) at least five (5) Business Days’ prior notice of such Transfer or in the case of a Transfer by reason of death pursuant to 2.2(a), at least five (5) Business Days’ notice prior to the proposed effectiveness of such Transfer for purposes of this Agreement and (ii) in the case of the Management Stockholders, a certificate of the Transferor, delivered with such notice, containing a statement as to which provision of Section 2.2 is applicable to such Transfer, together with such information as is reasonably necessary for the Board of Directors to determine whether such Transfer is permitted thereby;

(b)                                 the Transferee of such Shares shall have executed and delivered to the Company a joinder in the form of Exhibit A pursuant to which it shall become a party to and be bound by the applicable terms and provisions of this Agreement; provided, however, that any Transferee of Parent shall not be bound by or otherwise subject to Section 2.4 (Tag-Along Rights); provided, further, that to the extent any such Permitted Transferee is a Third-Party Purchaser pursuant to a Drag-Along Sale or Tag-Along Sale such Permitted Transferee shall not have any rights pursuant to Section 2.4 (Tag-Along Right); and

(c)                                  if requested by the Company and at the Company’s expense, counsel to the Transferee of such Shares shall have delivered to the Company an opinion reasonably satisfactory in form and substance to the Company, to the effect that such Transfer would not violate the Securities Act or any state securities or “blue sky” laws applicable to the Company or the Shares to be Transferred.

2.6                                 Apportionment.  Each of the parties hereby acknowledges and agrees that with respect to the number of shares of Common Stock to be Transferred by a Management Stockholder (other than in his or her capacity as a Phantom Stockholder) pursuant to Section 2.3 or 2.4 the following shall apply:

(a)                                  in connection with a Drag-Along Sale, the number of shares of Common Stock to be Transferred by each such Management Stockholder shall be comprised of (i) the number of shares of Common Stock held by such Management Stockholder (excluding Options) multiplied by the Parent Transfer Percentage Interest and (ii) a number of shares of Common Stock to be obtained through the exercise (whether on a cashless exercise basis or otherwise) of Options equal to the number of vested Options held by such Management Stockholder (after giving effect to any acceleration of vesting resulting from such Drag-Along Sale) multiplied by the Parent Transfer Percentage Interest; or

(b)                                 in connection with a Tag-Along Sale, the number of shares of Common Stock to be Transferred by each such Management Stockholder shall be comprised of (i) the number of shares of Common Stock held by such Management Stockholder (excluding Options) equal to the product of the Percentage Interest of such Management Stockholders as of such date (the numerator of such Percentage Interest to be calculated only as to such Management Stockholder’s shares of Common Stock and not Options) multiplied by the number of shares of Common Stock proposed to be Transferred by the Parent Stockholders pursuant to such Tag-Along Sale (or the Parent Transfer Units in the case of a Parent Tag-Along Sale) and (ii) a number of shares of Common Stock to be obtained through the exercise (whether on a cashless basis or otherwise) of Options equal to the product of the Percentage Interest of such Management Stockholder as of such date (the numerator of such Percentage Interest to be calculated only as to such Management Stockholder’s Options and not shares of Common Stock) multiplied by the number of shares of Common Stock proposed to be Transferred by the Parent Stockholders pursuant to such Tag-Along Sale (or the Parent Transfer Units in the case of a Parent Tag-Along Sale); provided, however, that in the case of the Chairman in connection with a Parent Tag-Along Sale, the number of shares of Common Stock to be Transferred by the Chairman in respect of Options shall be limited to the number of such shares, if any, that constitute all or a portion of the Chairman Transfer Amount.

ARTICLE III

OTHER RIGHTS

3.1                                 Initial Public Offering.

(a)                                  Conversion Rights.  In connection with an Initial Public Offering, (i) upon not less than thirty (30) calendar days’ prior written notice, (A) each Stockholder may elect to convert such Stockholder’s shares of Common Stock into Equity Securities of the IPO Entity and (B) the Management Stockholders may elect to convert their Options into options to purchase Equity Securities of the IPO Entity in accordance with the terms of the applicable option award agreement and (ii) shares of Phantom Stock shall be settled and converted in accordance with Section 6(c) of the Phantom Stock Plan.  The terms and conditions of any conversion with respect to shares of Common Stock, Phantom Stock and Options held by the Management Stockholders shall be no less favorable than those applicable to the shares of Common Stock held by the Parent Stockholders.  Following the Initial Public Offering and a conversion pursuant to this Section 3.1(a) references to shares of Common Stock in this Agreement, the Option Plan, the Phantom Stock Plan and the applicable Option and Phantom Stock award agreements shall be deemed to refer to Equity Securities of the IPO Entity that are issued pursuant to this Section 3.1(a) and references to the Company in this Agreement, the Option Plan, the Phantom Stock Plan and applicable Option and Phantom Stock award agreements shall be deemed to refer to the IPO Entity.

(b)                                 Form S-8.  Upon an Initial Public Offering, the IPO Entity will use commercially reasonable efforts to register under the Securities Act the Equity Securities to be acquired pursuant to the Option Plan and the Phantom Stock Plan, to the extent not exercised or settled, on a Form S-8 provided that in the reasonable judgment of the Board of Directors (or the managing underwriter in the Initial Public Offering) such a registration on Form S-8 could not reasonably be expected to have an adverse effect on the market for the securities being registered in the Initial Public Offering.

3.2                                 Registration Rights.

(a)                                  Demand Registrations.  Subject to Section 3.3, at any time, and from time to time, the Parent Stockholders may make a written request to the Company or its successor to register all or any portion of its shares of Common Stock under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8 or any successor or similar forms thereto) (one or more registrations made in response to such a written request by the Parent Stockholders, a “Demand Registration”).  The written request shall state the number of shares of Common Stock held by the Parent Stockholders proposed to be Transferred and the proposed method or methods of disposition.  Upon the Company’s receipt of such written request by the Parent Stockholders:

(i)                                     the Company shall register the shares of Common Stock stated in such request and shall use its reasonable best efforts to cause any such Demand Registration to become effective as promptly as practicable after it receives any request from a Parent Stockholder relating to such Demand Registration, unless the Board of Directors (or the board of directors of the IPO Entity), in its good faith judgment, determines that any registration of such shares should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company or the IPO Entity (a “Valid Business Reason”), in which instance the Company may (x) postpone filing a registration statement relating to such Demand Registration until such Valid Business Reason no longer exists and (y) in case a registration statement has been filed relating to a Demand Registration, the Company or the IPO Entity, upon the approval of a majority of the Board of Directors, may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement upon written notice to the Parent Stockholders and the Management Stockholders of such determination, in each case, promptly after the occurrence thereof; and

(ii)                                  within ten (10) calendar days after the Company’s receipt of any request for such Demand Registration from a Parent Stockholder, the Company shall give written notice thereof to the Management Stockholders and the Management Stockholders may, within five (5) Business Days after receipt of such written notice, send to the Company a written request to include in such Demand Registration the number of shares of Common Stock equal to the product of the number of shares of Common Stock held by the Management Stockholders as of such time multiplied by the quotient obtained by dividing the number of shares of Common Stock to be registered by the Parent Stockholders pursuant to such Demand Registration by the aggregate number of shares of Common Stock held by the Parent Stockholders as of such time. Such written request shall be irrevocable.  The failure of any of the Management Stockholders to send to the Company such irrevocable written request within such five (5) Business Day period shall be deemed to be a waiver by such Management Stockholder of his or her rights under this Section 3.2(a) with respect to such Demand Registration.  In connection with any such Demand Registration involving an underwritten offering, none of the shares of Common Stock held by any of the Management Stockholders stated in such irrevocable written request for inclusion shall be included unless such Management Stockholders accept the terms of the offering pursuant to such Demand Registration as agreed upon by the Company, the Parent Stockholders and the underwriter(s).

(b)                                 Company Registration.  If the Company, at any time, or from time to time, proposes to register any of its Common Stock by filing a registration statement under the Securities Act (other than a registration on Form S-4 or S-8 or any successor or similar forms thereto), solely for the sale on its own account, on a form and in a manner that would permit registration of Common Stock for sale to the public under the Securities Act, the Company shall use its reasonable best efforts to afford each Stockholder an opportunity to include in such registration statement all or part of the Common Stock held by such Stockholders by notifying such Stockholders at least fifteen (15) Business Days prior to the filing of such registration statement (the “Piggyback Notice”).  Each Stockholder shall have five (5) Business Days after the delivery of the Piggyback Notice to notify the Company in writing that it desires to include its Common Stock in such offering, specifying the number of shares of Common Stock that it proposes to include therein; provided, however, that in no event shall the number of shares of Common Stock to be included by the Management Stockholders exceed the product of the number of shares of Common Stock held by the Management Stockholders as of such time multiplied by the quotient obtained by dividing the number of shares of Common Stock to be registered by the Parent Stockholders by the aggregate number of shares of Common Stock held by the Parent Stockholders as of such time.  Each Stockholder’s rights to register its Common Stock under this Section 3.2 shall terminate with respect to the applicable offering if such Stockholder has not exercised its piggyback registration rights within such five (5) Business Day period.  Notwithstanding anything to the contrary herein, the Company shall not be obligated to effect any registration of Common Stock held by a Stockholder under this Section 3.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, convertible securities, exchange offers, dividend reinvestment plans, employee stock ownership plans or other employee benefit plans, and the Company shall have the right to terminate or withdraw any registration initiated by it prior to the effectiveness of such registration whether or not any Stockholder has elected to include its Common Stock in such registration and there shall be no liability on the part of the Company to the Stockholders if any registration is not consummated for whatever reason.

(c)                                  Limitations on Piggyback Registration.  Notwithstanding any other provision of this Agreement, if the registration statement is for an underwritten offering and the underwriter determines in good faith that marketing factors require a limitation of the number of shares of Common Stock to be underwritten, the number of shares of Common Stock proposed to be registered by any Stockholder under this Section 3.2 shall be subject to customary underwriter cutbacks, and in all cases the Common Stock being offered by the Company shall have priority over any Common Stock proposed to be registered by any Stockholder; provided, however, that such cutback will be on a pro rata basis determined using the number of shares of Common Stock proposed to be registered by each such Stockholder.  Each Stockholder agrees to execute reasonably acceptable documents to effect the exercise of any of its piggyback registration rights pursuant to this Section 3.2.

(d)                                 Exercise of Rights; Expenses; Underwriters.  The Company shall bear all expenses in connection with any registration of any Stockholder’s Common Stock under this Section 3.2 (other than the fees and expenses of counsel for such Stockholder and any underwriting discounts on the Common Stock included in the registration by such Stockholder).  In no event shall any Stockholder other than the Parent Stockholders (on behalf of the Stockholders) have the right to select the underwriters of any underwritten offering of the Company that it participates in pursuant to this Section 3.2.

(e)                                  Subsidiary Registration Rights.  To the extent that an Initial Public Offering or other registration is consummated with respect to any IPO Entity other than the Company, the Stockholders shall have registration rights, substantially similar to the registration rights set forth in this Section 3.2 with respect to the Equity Securities held in such IPO Entity (including, without limitation, Equity Securities acquired in such Subsidiary pursuant to the conversion under Section 3.1(a)).

(f)                                    Terms.  Any registration statement effected pursuant to this Section 3.2 shall, as to the terms and conditions on which shares of Common Stock may be sold pursuant to such registration statement, be no less favorable in respect of shares of Common Stock held by the Management Stockholders than in respect of such shares held by the Parent Stockholders.  For the avoidance of doubt, the Management Stockholders acknowledge and agree that nothing in this Section 3.2 shall constitute a guarantee or other commitment or understanding as to (i) the price at which such shares may be sold or (ii) the Management Stockholders being afforded the opportunity to Transfer such shares to one or more Persons to whom the Parent Stockholders propose to Transfer shares of Common Stock (other than the general public).

3.3                                 Holdback Agreements.  In connection with an Initial Public Offering or any underwritten Public Sale, to the extent requested by the Company or the underwriter of such offering, each Stockholder agrees (a) not to effect any public distribution of any Shares, including a sale pursuant to Rule 144 under the Securities Act, or offer or contract to sell (including any short sale), grant any option to purchase or enter into any hedging or similar transaction with the same economic effect as a sale of any

Shares and (y) not to make any request for a Demand Registration under this Agreement, during the one hundred eighty (180) calendar day period (or any shorter period mutually agreed upon by such Stockholder and the requesting party, which shall apply to all Stockholders) beginning on the effective date of the registration statement (except as part of such registration) for such Initial Public Offering or underwritten Public Sale.  No Stockholder holding Shares subject to this Section 3.3 shall be released from any obligation under any agreement, arrangement or understanding entered into with respect to this Section 3.3 unless all other Stockholders holding Shares subject to the same obligation are also released.

3.4                                 Dividends.  Prior to the issuance of any dividend on the Common Stock by the Company, the Company shall provide the Chairman with ten (10) Business Days’ prior written notice.  During such ten (10) Business Day period the Chairman shall be entitled to exercise (for cash) all of his vested Options in accordance with the Chairman’s Stock Option Agreement.

ARTICLE IV

AFTER-ACQUIRED SECURITIES; AGREEMENT TO BE BOUND

4.1                                 After-Acquired Securities.  All of the provisions of this Agreement shall apply to all of the Shares now owned or which may be issued or Transferred hereafter to a Stockholder in consequence of any additional issuance, purchase, exchange or reclassification of any of such Shares, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by a Stockholder in any other manner.

4.2                                 Agreement to be Bound.  The Company shall not grant any Options or award shares of Phantom Stock, pursuant to the Stock Option Plan or the Phantom Stock Plan, as applicable, to any Person not a party to this Agreement, unless either (a) such Person has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to a joinder substantially in the form attached hereto as Exhibit A or (b) such Person has entered into an agreement with the Company restricting the Transfer of its or his shares of Common Stock underlying Options or Phantom Stock in form and substance reasonably satisfactory to the Parent Stockholders.  Upon becoming a party to this Agreement, such Person shall be deemed to be, and shall be subject to the same obligations as, a Management Stockholder hereunder.  Any grant of Options by the Company in violation of this Section 4.2 shall be null and void ab initio.

ARTICLE V

CORPORATE GOVERNANCE

5.1                                 General.  From and after the execution of this Agreement, at any regular or special meeting of stockholders of the Company (each, a “Stockholders Meeting”) (a) each Stockholder shall vote its Shares, and each Stockholder and the Company shall take all other actions necessary, to give effect to the provisions of this

Agreement (including Section 5.3) and (b) each Stockholder shall vote his or its Shares, upon any matter submitted for action by the Company’s stockholders or with respect to which such Stockholder may vote, in conformity with the specific terms and provisions of this Agreement and the Charter Documents.

5.2                                 Stockholder Actions.  In order to effectuate the provisions of this Agreement, each Stockholder (a) hereby agrees that when any action or vote is required to be taken by such Stockholder pursuant to this Agreement, such Stockholder shall use his or its reasonable best efforts to call, or cause the appropriate officers and directors of the Company to call, a Stockholders Meeting and (b) shall use his or its reasonable best efforts to cause the Board of Directors to adopt, at a meeting of the Board of Directors, all the resolutions necessary to effectuate the provisions of this Agreement.

5.3                                 Election of Directors; Number and Composition.

(a)                                  Each Stockholder shall vote its Shares at any Stockholders Meeting and take all other actions necessary to ensure that the number of directors constituting the entire Board of Directors shall be seven.

(b)                                 Each Stockholder shall vote its Shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors and take all other actions necessary to ensure the election to the Board of Directors of four individuals designated by the Parent Stockholders (collectively, the “Parent Directors” and each a “Parent Director”).

(c)                                  For so long as the Chairman is employed by Duane Reade, each Stockholder shall vote its Shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors and take all other actions necessary to ensure the election to the Board of Directors of the Chairman as a member and the chairman of the Board of Directors (the “Management Director”).

(d)                                 Each Stockholder shall vote its Shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors and take all other actions necessary to ensure the election to the Board of Directors of two Independent Directors designated by the Parent Stockholders.

(e)                                  The Company shall, in connection with filling the positions on the board of directors of any Subsidiary of the Company (other than, at the election of the Parent Stockholders as the same may be revoked or made from time to time, Duane Reade International, Inc.), take all actions necessary to cause the composition of such board to be the same as the composition of the Board of Directors.

(f)                                    Any action to be taken at a Stockholders Meeting may be taken pursuant to a written consent executed in lieu of such Stockholders Meeting in accordance with the Charter Documents.

(g)                                 Notwithstanding anything to the contrary contained herein, any vacancy on the Board of Directors shall not affect the validity of any action taken by the Board of Directors, to the extent such action is otherwise validly taken in accordance with the General Corporation Law of the State of Delaware.

5.4                                 Removal and Replacement of Directors.

(a)                                  Removal of Parent Directors.  If at any time the Parent Stockholders notify the other Stockholders of their wish to remove at any time and for any reason (or no reason) a Parent Director, then each Stockholder shall vote all of its Shares so as to remove such Parent Director.

(b)                                 Removal of Management Director.  The Management Director may only be removed, as Chairman of the Board of Directors, in accordance with the terms of the Chairman Employment Agreement.

(c)                                  Replacement of Directors.

(i)                                     If at any time, a vacancy is created on the Board of Directors by reason of the incapacity, death, removal or resignation of either (x) any of the Parent Directors designated pursuant to Section 5.3(b) or (y) any of the Independent Directors designated pursuant to Section 5.3(d), then the Parent Stockholders shall designate a qualified individual who shall be elected to fill the vacancy until the next Stockholders Meeting.

(ii)                                  Upon receipt of notice of the designation of a nominee pursuant to Section 5.4(b)(i), each Stockholder shall, as soon as practicable after the date of such notice, take all reasonable actions, including the voting of its Shares, to elect the director so designated to fill the vacancy.

5.5                                 Reimbursement of Expenses.  The Company shall reimburse the Parent Directors, the Management Director and the Independent Directors, or their respective designees, for all reasonable travel and accommodation expenses incurred by the Parent Directors, the Management Director and the Independent Directors in connection with the performance of their duties as directors of the Company upon presentation of appropriate documentation therefor.

ARTICLE VI

STOCK CERTIFICATE LEGEND

6.1                                 A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company.  Each certificate representing Shares now held or hereafter acquired by any Stockholder shall for as long as this Agreement is effective bear legends substantially in the following forms:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY

STATE.  THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A “TRANSFER”) AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT, DATED JULY 30, 2004, AMONG THE COMPANY AND THE OTHER PERSONS NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY’S PRINCIPAL OFFICE.  THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT.

ARTICLE VII

MISCELLANEOUS

7.1                                 Notices.  Wherever provision is made in this Agreement for the giving of any notice, such notice shall be in writing and shall be delivered personally to such party, or sent by facsimile transmission or overnight courier:

(a)                                  if to the Company:

Duane Reade Holdings, Inc.
c/o Oak Hill Capital Partners, L.P.
201 Main Street
Fort Worth, TX  76102
Facsimile:  (817) 339-7350
Attention:  Ray Pinson

with a copy to:

Oak Hill Capital Management, Inc.
Park Avenue Tower
65 East 55th Street, 36 Floor
New York, NY 10022
Facsimile:  (212) 758-3572
Attention:  John R. Monsky, Esq.

and

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Facsimile: (212) 757-3990
Attention:  Robert B. Schumer, Esq.

(b)                                 if to the Parent Stockholders:

Duane Reade Shareholders, LLC
c/o Oak Hill Capital Partners, L.P.
201 Main Street
Fort Worth, TX  76102
Facsimile:  (817) 339-7350
Attention:  Ray Pinson

with a copy to:

Oak Hill Capital Management, Inc.
Park Avenue Tower
65 East 55th Street, 36 Floor
New York, NY 10022
Facsimile:  (212) 758-3572
Attention:  John R. Monsky, Esq.

and

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Facsimile: (212) 757-3990
Attention:  Robert B. Schumer, Esq.

(c)                                  if to the Chairman:

Anthony J. Cuti
c/o Duane Reade Inc.
440 Ninth Avenue, 6th Floor
New York, NY  10001
Facsimile:  (212) 244-6525

with a copy to:

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY  10022-6069

Facsimile:  (212) 848-7179

Attention:  Kenneth J. Laverriere, Esq.

(d)                                 if to any other Management Stockholder, at his or her address as it appears on the record books of the Company;

with a copy to:

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY  10022-6069

Facsimile:  (212) 848-7179

Attention:  Kenneth J. Laverriere, Esq.

(e)                                  if to any other Stockholder, at its address as it appears on the record books of the Company;

or to such other address, in any such case, as any party hereto shall have last designated by notice to the other party.  Notice shall be deemed to have been given on the day that it is so delivered personally or sent by facsimile transmission and the appropriate confirmation of successful transmission is received.  If sent by overnight courier, notice shall be deemed to have been given the next Business Day after such communication is sent to the specified address.  Any party may change its address for notices by giving written notice of such change to the other parties and the Company.

7.2                                 Entire Agreement.  This Agreement, together with the Exhibits and Schedules hereto and documents incorporated by reference herein, constitutes the entire agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties with respect to the subject matter hereof.  Notwithstanding the foregoing, this Agreement shall in no way supersede the terms of the Employment Agreement (other than those contained in Exhibit III to the Employment Agreement) or interfere with any rights of the Chairman pursuant to the Employment Agreement.  To the extent any of the rights and/or obligations set forth herein are duplicative of any rights and/or obligations set forth in the LLC Agreement or the Preemptive Rights Agreement then this Agreement, the LLC Agreement and the Preemptive Rights Agreement shall be interpreted construed to eliminate any such duplication.

7.3                                 Amendment.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by (i) the Company and (ii) the Parent Stockholders.  Any such amendment, supplement, modification, waiver or consent shall be binding upon the Company and all of the Stockholders.  Notwithstanding the above, any amendment that has a material adverse effect on the rights granted herein to (a) the Management Stockholders (including the Chairman), shall not be effective against the Management Stockholders without the approval of the Management Stockholders holding a majority of the voting power of the Shares held by the Management Stockholders and (b) the Chairman, shall not be effective against the Chairman without the approval of the Chairman.

7.4                                 No Waivers.  No delay on the part of any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any waiver, express or implied, by any party of any right hereunder or of any failure to perform or breach hereof by any other party constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by the same or any other party, whether of a similar or dissimilar nature thereof.

7.5                                 Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

7.6                                 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; SELECTION OF FORUM.  EACH PARTY HERETO AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN (A) THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK, NEW YORK OR (B) IN THE EVENT THAT SUCH COURT LACKS JURISDICTION TO HEAR THE CLAIM,  IN THE FEDERAL OR STATE COURTS LOCATED IN WILMINGTON, DELAWARE (ANY SUCH COURT, THE “CHOSEN COURT”) AND (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURTS, (II) WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURTS, (III) WAIVES ANY OBJECTION THAT ANY CHOSEN COURT IS AN INCONVENIENT FORUM OR DOES NOT HAVE JURISDICTION OVER ANY PARTY HERETO, (IV) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A JURY TRIAL AND (V) AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH SECTION 7.1 OF THIS AGREEMENT.

7.7                                 Further Assurances.  Each of the parties hereby agrees, at the request of any other party, to execute and deliver all such other and additional instruments and documents and to do such other acts and things as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.

7.8                                 Assignment of Contracts and Rights.  Except in connection with a Transfer permitted under Article II, no party to this Agreement may assign any of its rights or remedies or delegate any of its obligations under this Agreement without the prior written consent of the Board of Directors.

7.9                                 No Third-Party Rights.  This Agreement is made solely and specifically between and for the benefit of the parties hereto, and their respective successors and assigns (subject to the express provisions hereof relating to successors and assigns), and is not intended to confer any benefits upon, or create any rights in favor of, any Person other than the parties hereto.

7.10                           Successors and Assigns.  Subject to the restrictions on Transfer set forth herein, and except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, personal representatives, successors and permitted assignees under this Agreement.

7.11                           Severability.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall survive to the extent it is not so declared, and the validity, legality and enforceability of the other provisions hereof shall not in any way be affected or impaired thereby, unless such action would substantially impair the benefits to either party of the remaining provisions of this Agreement.

7.12                           Remedies Not Exclusive.  Except as otherwise provided herein, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every remedy under this Agreement now or hereafter existing at law or in equity or by statute.

7.13                           Representation by Counsel.  Each of the parties has been represented by and has had an opportunity to consult legal counsel in connection with the negotiation and execution of this Agreement.  No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by any court or arbitrator or any Governmental Authority by reason of such party having drafted or being deemed to have drafted such provision.

7.14                           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This Agreement shall be binding when one or more counterparts, individually or taken together, bear the signatures of each of the parties reflected herein as signatories.

7.15                           Table of Contents and Headings.  The table of contents and headings in this Agreement are solely for convenience of reference and shall not affect the interpretation or construction of any of the provisions hereof.

7.16                           Rules of Construction.  Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

7.17                           Term of Agreement.  This Agreement shall become effective upon the execution hereof and shall terminate upon the earlier of (a) the IPO Effectiveness Date or (b) the twentieth anniversary of the date hereof.

7.18                           Survival of Certain Provisions.  Notwithstanding the termination or expiration of this Agreement, the provisions of Articles I, III and VII and Sections 2.1, 2.2 and 2.5 shall survive and continue and shall bind the parties and their legal representatives, successors and permitted assigns.

7.19                           Fees.  Duane Reade agrees to pay the reasonable legal fees and related expenses incurred by the Management Members through the date hereof in connection with the drafting, negotiation and execution of this Agreement.

7.20                           Management Stockholder Representation.  Each Management Stockholder (other than the Chairman) hereby represents, warrants and covenants that, as of the Effective Date, DRI Investments (or any successor thereto) has no right, title or interest to pay any payments from, or liabilities to any OH Affiliate (as defined in the Chairman’s Employment Agreement), the Company, Holdings or any of their Affiliates with respect to any shares, options to purchase shares, or any other equity security of Duane Reade with respect to the Merger Consideration (as defined in the Merger Agreement).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Stockholders and Registration Rights Agreement on the date first written above.

DUANE READE HOLDINGS, INC.

By:		/s/ Andrew J. Nathanson
	Name:	Andrew J. Nathanson
	Title:	Vice President

DUANE READE SHAREHOLDERS, LLC

By:		/s/ Andrew J. Nathanson
	Name:	Andrew J. Nathanson
	Title:	Vice President

/s/ Anthony J. Cuti
Anthony J. Cuti

/s/ Gary Charboneau
Gary Charboneau

/s/ Timothy R. LaBeau
Timothy R. LaBeau

/s/ John K. Henry
John K. Henry

/s/ Jerry M. Ray
Jerry M. Ray

Signature Page to Stockholders and Registration Rights Agreement

S-1

Schedule 1

Management Members

1.	Anthony J. Cuti

2.	Gary Charboneau

3.	Timothy R. LaBeau

4.	John K. Henry

5.	Jerry M. Ray

Schedule 2

Optionholders

Name	No. of Options

Anthony J. Cuti	116,746.66

Gary Charboneau	8,500.00

Timothy R. Labeau	8,500.00

John K. Henry	30,600.00

Jerry M. Ray	13,600.00

Schedule 3

Phantom Stockholders

1.	Gary Charboneau

2.	Timothy R. LaBeau

3.	John K. Henry

4.	Jerry M. Ray

Exhibit A

FORM OF JOINDER TO
THE STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT

THIS JOINDER to the Stockholders and Registration Rights Agreement,  dated as of July 30, 2004, by and among and Duane Reade Holdings, Inc. (the “Company”) and the other persons named therein (the “Agreement”), is made and entered into as of            by and between the Company and                               (the “Joining Stockholder”).  Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, on the date hereof, Joining Stockholder proposes to acquire                Shares from              and the Agreement and the Company require Joining Stockholder, as a holder of such Shares, to become a party to the Agreement, and Joining Stockholder agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.                                       Agreement to be Bound.  The Joining Stockholder hereby (i) acknowledges that it has received and reviewed a complete copy of the Agreement and (ii) agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original [Parent Stockholder (other than Section 2.4 of the Agreement)] [Management Stockholder] thereto and shall be deemed, and is hereby admitted as, a Stockholder for all purposes thereof and entitled to all the rights incidental thereto.

2.                                       Company Records.  For purposes of the records of the Company, the address of the Joining Stockholder is as follows:

[Name]

[Address]

[Facsimile Number]

3.                                       Governing Law.  This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws.

4.                                       Descriptive Headings.  The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

5.                                       Counterparts.  This Joinder may be executed in counterparts each of which, taken together, shall constitute one and the same original.

[Signature Page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of                                             .

DUANE READE HOLDINGS, INC.

By:
Name:
Title:

[JOINING STOCKHOLDER]

By:
Name:
Title: